                                                                   EXHIBIT 99.g4

                   AMENDMENT N0. 2 TO GLOBAL CUSTODY AGREEMENT

         This AMENDMENT NO. 2 to GLOBAL CUSTODY AGREEMENT is effective as of the
1st day of May, 2004, by and among American Century Investments as identified on the signature page hereto ("Customer"), American Century Investment Management,
Inc. (formerly known as Investors Research Corporation) ("ACIM") and JPMorgan
Chase Bank (formerly known as The Chase Manhattan Bank) ("Bank"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

     WHEREAS,  Customer (other than American Century  Quantitative Equity Funds,
Inc., a Maryland  corporation ("ACQEF,  Inc.")),  Bank and ACIM are parties to a certain Global Custody  Agreement  dated August 9, 1996, as amended  December 9,
2000 ("Agreement"); and

     WHERAS,  Customer,  ACIM and Bank now desire to amend the  Agreement to add
ACQEF, Inc. as a party thereto;

     NOW THEREFORE,  in  consideration  of the mutual promises set forth herein, the parties hereto agree as follows:

     1.   Appendix A to the  Agreement  is hereby  amended by deleting  the text thereof in its entirety and inserting in lieu therefore the Appendix A attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement, as amended by this Amendment No. 2.

     3.   In the event of a conflict  between the terms of this  Amendment  No.2 and the  Agreement,  it is the intention of the parties that the terms of this  Amendment  No. 2 shall  control  and the  Agreement  shall be interpreted  on  that  basis.  To the  extent  the  provisions  of the
          Agreement  have not been amended by this  Amendment No. 2, the parties hereby confirm and ratify the Agreement.

     4.   This Amendment No. 2 may be executed in two or more counterparts, each of  which  shall  be an  original  and  all of  which  together  shall constitute one instrument.

     IN WITNESS  WHEREOF,  the parties have executed this  Amendment No. 2 as of the date first above written.

                            AMERICAN CENTURY MUTUAL FUNDS, INC.
                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                            AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                            AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                               MUNICIPAL FUNDS
                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                            AMERICAN CENTURY QUANTITIATIVE EQUITY FUNDS,
                            INC. AMERICAN CENTURY GOVERNMENT INCOME
                            TRUST AMERICAN CENTURY INTERNATIONAL BOND
                            FUNDS AMERICAN CENTURY INVESTMENT TRUST
                            AMERICAN CENTURY MUNICIPAL TRUST AMERICAN
                            CENTURY TARGET MATURITIES TRUST AMERICAN
                            CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN
                            CENTURY VARIABLE PORTFOLIOS II, INC.

                             By:    /s/ Otis H. Cowan III
                                    -------------------------------------
                             Name:  Otis H. Cowan III
                             Title: Assistant Vice President
                             Date:  April 22, 2004

                             AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                             By:    /s/ David C. Tucker
                                    --------------------------------------
                             Name:  David C. Tucker
                             Title: Senior Vice President
                             Date:  April 29, 2004

                             JPMORGAN CHASE BANK

                             By:   /s/ Ann M. Osti
                                   ---------------------------------------
                             Name:  Ann M. Osti
                             Title: Vice President
                             Date: April 22, 2004

                                   APPENDIX A

          Companies and Funds Covered by this Global Custody Agreement

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund
>>       California Tax-Free Money Market Fund
>>       California Limited-Term Tax-Free Fund
>>       California Intermediate-Term Tax-Free Fund
>>       California Long-Term Tax-Free Fund

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund
>>       Real Estate Fund
>>       Value Fund
>>       Small Cap Value Fund
>>       Equity Index Fund
>>       Large Company Value Fund
>>       Mid Cap Value Fund

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund
>>       Government Agency Money Market Fund
>>       Short-Term Government Fund
>>       Ginnie Mae Fund
>>       Inflation-Adjusted Bond Fund
>>       Capital Preservation Fund

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund
>>       Diversified Bond Fund
>>       Premium Money Market Fund
>>       High-Yield Fund

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund
>>       Florida Municipal Bond
>>       Tax-Free Money Market Fund
>>       Tax-Free Bond
>>       High-Yield Municipal Fund

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund
>>       International Growth Fund
>>       International Discovery Fund
>>       Global Growth Fund
>>       Life Sciences Fund
>>       Technology Fund
>>       International Opportunities Fund

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund
>>       Growth Fund
>>       Heritage Fund
>>       Select Fund
>>       Ultra Fund
>>       Vista Fund
>>       Giftrust Fund
>>       New Opportunities Fund
>>       Capital Value Fund
>>       Veedot Fund
>>       New Opportunities II Fund
>>       Capital Growth Fund
>>       Mid Cap Value Fund

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund
>>       Income & Growth Fund
>>       Global Gold Fund
>>       Utilities Fund
>>       Small Company Fund

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund
>>       Strategic Allocation: Conservative Fund
>>       Strategic Allocation: Moderate Fund
>>       EmVee Fund

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund
>>       Target 2010 Fund
>>       Target 2015 Fund
>>       Target 2020 Fund
>>       Target 2025 Fund
>>       Target 2030 Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund
>>       VP Capital Appreciation Fund
>>       VP International Fund
>>       VP Income & Growth Fund
>>       VP Value Fund
>>       VP Equity Index Fund
>>       VP Growth Fund
>>       VP Ultra Fund
>>       VP Vista Fund
>>       VP Global Growth Fund
>>       VP Large Company Value Fund
>>       VP Mid Cap Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund

COMINGLED TRUST ACCOUNTS
>>       Value Yield Commingled
>>       Value Commingled
>>       Large Cap Growth Commingled
>>       International Growth Commingled
>>       Emerging Markets Commingled
>>       Global Growth Commingled
>>       Large Cap Value Commingled Trust

CORPORATE ACCOUNTS
>>       International Large Cap PIGS
>>       International SMID Cap PIGS
>>       Global Large Cap PIGS
>>       Global SMID Cap PIGS
>>       Emerging PIGS
>>       American Century Companies
>>       Core Bond
>>       Maxel
>>       Total Return Equity Fund
>>       ZFocused Growth
>>       Short Duration Bond